BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)
(Unaudited)

Unaudited	December 31, 2011	June 30, 2011
ASSETS
Cash and due from banks	$8,796	$5,820
Federal funds sold	13,507	3,232
Total cash and cash equivalents	22,303	9,052
Securities:
Trading	5,678	5,053
Available for sale	165,047	145,671
Held to maturity (fair value $353,639 as of December 2011, $387,286 as of June 2011)	339,691	370,626
Stock of the Federal Home Loan Bank, at cost	17,014	15,463
Loans held for sale, carried at fair value	54,336	20,110
Loans held for sale, lower of cost or fair value	48,000	—
Loans—net of allowance for loan losses of $8,090 (December 2011) and $7,419 (June 2011)	1,526,523	1,325,101
Accrued interest receivable	6,748	6,577
Furniture, equipment and software—net	3,745	3,153
Deferred income tax	10,545	9,719
Cash surrender value of life insurance	5,176	5,087
Other real estate owned and repossessed vehicles	2,574	9,604
Other assets	16,417	14,871
TOTAL ASSETS	$2,223,797	$1,940,087
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$16,586	$7,369
Interest bearing	1,536,644	1,332,956
Total deposits	1,553,230	1,340,325
Securities sold under agreements to repurchase	130,000	130,000
Advances from the Federal Home Loan Bank	330,000	305,000
Subordinated debentures and other borrowings	5,155	7,655
Accrued interest payable	2,271	2,237
Accounts payable and accrued liabilities	9,545	7,104
Total liabilities	2,030,201	1,792,321
COMMITMENTS AND CONTINGENCIES (Note 8)
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A—$10,000 stated value and liquidation preference per share; 515 (December 2011) and 515 (June 2011) shares issued and outstanding	5,063	5,063
Series B—$1,000 stated value and liquidation preference per share; 22,000 shares authorized; 20,182 (December 2011) shares issued and outstanding	19,487	—
Common stock—$0.01 par value; 25,000,000 shares authorized; 12,162,604 shares issued and 11,419,584 shares outstanding (December 2011); 11,151,963 shares issued and 10,436,332 shares outstanding (June 2011);	121	112
Additional paid-in capital	103,688	88,343
Accumulated other comprehensive loss—net of tax	(2,275)	(971)
Retained earnings	72,839	60,152
Treasury stock, at cost; 743,020 shares (December 2011) and 715,631 shares (June 2011)	(5,327)	(4,933)
Total stockholders’ equity	193,596	147,766
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,223,797	$1,940,087

See accompanying notes to the condensed consolidated financial statements.

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except earnings per share)
(Unaudited)

Unaudited	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$21,854	$14,237	$42,605	$27,086
Investments	6,762	8,347	13,776	16,587
Total interest and dividend income	28,616	22,584	56,381	43,673
INTEREST EXPENSE:
Deposits	6,571	5,315	13,098	10,542
Advances from the Federal Home Loan Bank	1,475	1,663	3,055	3,369
Other borrowings	1,484	1,483	2,965	2,967
Total interest expense	9,530	8,461	19,118	16,878
Net interest income	19,086	14,123	37,263	26,795
Provision for loan losses	1,600	1,600	3,963	3,200
Net interest income, after provision for loan losses	17,486	12,523	33,300	23,595
NON-INTEREST INCOME:
Realized gain on securities:
Sale of mortgage-backed securities	—	482	—	482
Total realized gain on securities	—	482	—	482
Other-than-temporary loss on securities:
Total impairment losses	(715)	(452)	(1,432)	(3,229)
Loss recognized in other comprehensive income (loss)	—	—	120	2,347
Net impairment loss recognized in earnings	(715)	(452)	(1,312)	(882)
Fair value gain on trading securities	430	(14)	625	26
Total unrealized loss on securities	(285)	(466)	(687)	(856)
Prepayment penalty fee income	65	—	126	1,000
Mortgage banking income	3,031	1,793	7,816	3,186
Banking service fees and other income	175	118	301	237
Total non-interest income	2,986	1,927	7,556	4,049
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	4,977	3,586	9,682	6,407
Professional services	604	585	1,177	1,019
Occupancy and equipment	293	184	555	349
Data processing and internet	600	247	983	477
Advertising and promotional	606	174	1,064	331
Depreciation and amortization	332	108	630	183
Real estate owned and repossessed vehicles	244	239	2,028	452
FDIC and Primary Federal Regulator fees	341	477	666	915
Other general and administrative	1,207	640	1,971	1,306
Total non-interest expense	9,204	6,240	18,756	11,439
INCOME BEFORE INCOME TAXES	11,268	8,210	22,100	16,205
INCOME TAXES	4,608	3,283	8,907	6,446
NET INCOME	$6,660	$4,927	$13,193	$9,759
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$6,280	$4,850	$12,687	$9,605
COMPREHENSIVE INCOME	$5,022	$4,351	$11,889	$6,831
Basic earnings per share	$0.56	$0.45	$1.15	$0.90
Diluted earnings per share	$0.54	$0.45	$1.14	$0.89
/
See accompanying notes to the condensed consolidated financial statements.

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME
(Dollars in thousands)
(Unaudited)

Unaudited	Convertible Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Loss Net of Income Tax	Treasury Stock	Comprehensive Income	Total
			Number of Shares
	Shares	Amount	Issued	Treasury	Outstanding	Amount
BALANCE—July 1, 2011	515	$5,063	11,151,963	(715,631)	10,436,332	$112	$88,343	$60,152	$(971)	$(4,933)		$147,766
Comprehensive income:
Net income	—	—	—	—	—	—	—	13,193	—	—	$13,193	13,193
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(1,304)	—	(1,304)	(1,304)
Total comprehensive income											$11,889
Cash dividends on preferred stock	—	—	—	—	—	—	—	(506)	—	—		(506)
Issuance of convertible preferred stock	20,182	19,487	—	—	—	—	—	—	—	—		19,487
Issuance of common stock	—	—	862,500	—	862,500	9	13,335					13,344
Stock-based compensation expense	—	—	—	—	—	—	1,181	—	—	—		1,181
Restricted stock grants	—	—	85,110	(27,389)	57,721	—	160	—	—	(394)		(234)
Stock option exercises and tax benefits of equity compensation	—	—	63,031	—	63,031	—	669	—	—	—		669
BALANCE—December 31, 2011	20,697	$24,550	12,162,604	(743,020)	11,419,584	$121	$103,688	$72,839	$(2,275)	$(5,327)		$193,596

See accompanying notes to the condensed consolidated financial statements.

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(Unaudited)

Unaudited	Six Months Ended
	December 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$13,193	$9,759
Adjustments to reconcile net income to net cash used in operating activities:
Accretion of discounts on securities	(6,343)	(9,032)
Net accretion of discounts on loans	(726)	(1,904)
Amortization of borrowing costs	—	1
Stock-based compensation expense	1,181	932
Valuation of financial instruments carried at fair value	(625)	(26)
Net gain on sale of investment securities	—	(482)
Impairment charge on securities	1,312	882
Provision for loan losses	3,963	3,200
Deferred income taxes	1,257	(2,035)
Origination of loans held for sale	(318,179)	(139,685)
Unrealized gain on loans held for sale	(764)	(225)
Gain on sales of loans held for sale	(7,052)	(3,186)
Proceeds from sale of loans held for sale	325,562	131,949
Loss on sale of other real estate and foreclosed assets	1,720	—
Depreciation and amortization of furniture, equipment and software	630	183
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(171)	(1,005)
Other assets	(3,592)	3,503
Accrued interest payable	34	210
Accounts payable and accrued liabilities	1,696	2,487
Net cash provided by (used) in operating activities	$13,096	$(4,474)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(45,001)	(190,917)
Proceeds from sale of available for sale mortgage-backed-securities	—	654
Proceeds from repayment of securities	59,419	191,268
Purchase of stock of Federal Home Loan Bank	(2,963)	—
Proceeds from redemption of stock of Federal Home Loan Bank	1,412	1,397
Origination of loans, net	(384,779)	(208,836)
Proceeds from sales of repossessed assets	6,270	1,621
Purchases of loans, net of discounts and premiums	—	(104,060)
Principal repayments on loans	98,109	80,211
Net purchases of furniture, equipment and software	(1,222)	(1,689)
Net cash used in investing activities	$(268,755)	$(230,351)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	212,905	148,190
Proceeds from the Federal Home Loan Bank advances	91,000	159,000
Repayment of the Federal Home Loan Bank advances	(66,000)	(78,000)
Repayment of other borrowings	(2,500)	1
Proceeds from exercise of common stock options	613	124
Proceeds from issuance of common stock	13,344	—
Proceeds from issuance of preferred stock	19,487	—
Tax benefit from exercise of common stock options and vesting of restricted stock grants	216	132
Cash dividends on preferred stock	(155)	(154)
Net cash provided by financing activities	268,910	229,293
NET CHANGE IN CASH AND CASH EQUIVALENTS	13,251	(5,532)
CASH AND CASH EQUIVALENTS—Beginning of year	9,052	18,205
CASH AND CASH EQUIVALENTS—End of period	$22,303	$12,673
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$19,092	$16,630
Income taxes paid	$8,127	$8,480
Transfers to other real estate and repossessed vehicles	$1,168	$3,464
Transfers from loans held for investment to loans held for sale	$81,029	$—
Preferred stock dividends declared but not paid	$351	$—
See accompanying notes to the condensed consolidated financial statements.

LOANS & ALLOWANCE FOR LOAN LOSS
The following table sets forth the composition of the loan portfolio as of the dates indicated:

Unaudited	December 31, 2011	June 30, 2011
	(Dollars in Thousands)
Mortgage loans on real estate:
Residential single family (one to four units)	$660,880	$517,637
Home equity	32,806	36,424
Residential multifamily (five units or more)	658,321	647,381
Commercial real estate and land	37,804	37,985
Consumer—Recreational vehicle	26,939	30,406
Commercial secured and other	123,359	66,582
Total gross loans	1,540,109	1,336,415
Allowance for loan losses	(8,090)	(7,419)
Unaccreted discounts and loan fees	(5,496)	(3,895)
Net loans	$1,526,523	$1,325,101

Nonperforming loans and foreclosed assets or “nonperforming assets” consisted of the following as of the dates indicated:

Unaudited	December 31, 2011	June 30, 2011
	(Dollars in thousands)
Nonperforming assets:
Non-accrual loans:
Loans secured by real estate:
Single family	$6,787	$6,586
Home equity loans	62	157
Multifamily	4,264	2,744
Commercial	—	—
Total nonaccrual loans secured by real estate	11,113	9,487
RV / Auto	648	125
Other	—	—
Total nonperforming loans	11,761	9,612
Foreclosed real estate	1,614	7,678
Repossessed—vehicles	912	1,926
Total nonperforming assets	$14,287	$19,216
Total nonperforming loans as a percentage of total loans	0.76%	0.72%
Total nonperforming assets as a percentage of total assets	0.64%	0.99%

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of securities trading, available for sale, and held to maturity at December 31, 2011 and June 30, 2011 were:

Unaudited	Trading	Available for sale				Held to maturity
	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
	(Dollars in Thousands)
	December 31, 2011
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$53,211	$1,521	$(95)	$54,637	$72,512	$2,971	$—	$75,483
Non-agency [2]	—	87,972	7,470	(33)	95,409	230,955	10,972	(4,752)	237,175
Total mortgage-backed securities	—	141,183	8,991	(128)	150,046	303,467	13,943	(4,752)	312,658
Other debt securities:
U.S. agencies [1]	—	15,001	—	—	15,001	—	—	—	—
Municipal	—	—	—	—	—	36,224	4,757	—	40,981
Non-agency	5,678	—	—	—	—	—	—	—	—
Total other debt securities	5,678	15,001	—	—	15,001	36,224	4,757	—	40,981
Total debt securities	$5,678	$156,184	$8,991	$(128)	$165,047	$339,691	$18,700	$(4,752)	$353,639

	June 30, 2011
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$60,212	$1,707	$—	$61,919	$77,941	$2,317	$(196)	$80,062
Non-agency [2]	—	74,545	9,406	(199)	83,752	246,455	15,851	(2,625)	259,681
Total mortgage-backed securities	—	134,757	11,113	(199)	145,671	324,396	18,168	(2,821)	339,743
Other debt securities:
U.S. agencies [1]	—	—	—	—	—	9,976	—	(149)	9,827
Municipal	—	—	—	—	—	36,254	1,517	(55)	37,716
Non-agency	5,053	—	—	—	—	—	—	—	—
Total other debt securities	5,053	—	—	—	—	46,230	1,517	(204)	47,543
Total debt securities	$5,053	$134,757	$11,113	$(199)	$145,671	$370,626	$19,685	$(3,025)	$387,286
 __________________________________

1.	U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.

2.	Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages . Primarily supersenior securities secured by prime, Alt-A or pay-option ARM mortgages.

The following table sets forth the composition of the deposit portfolio as of the dates indicated:

Unaudited	December 31, 2011		June 30, 2011
	Amount	Rate[1]	Amount	Rate[1]
	(Dollars in thousands)
Non-interest bearing:	$16,586	—%	$7,369	—%
Interest bearing:
Demand	93,071	0.62%	76,793	0.75%
Savings	433,123	0.99%	268,384	0.93%
Time deposits:
Under $100,000	294,080	2.11%	337,937	2.24%
$100,000 or more	716,370	1.97%	649,842	2.15%
Total time deposits[2]	1,010,450	2.01%	987,779	2.18%
Total interest bearing	1,536,644	1.64%	1,332,956	1.85%
Total deposits	$1,553,230	1.62%	$1,340,325	1.84%
______________________________
1. Based on weighted-average stated interest rates at end of period.
2. The total includes brokered deposits of $250.5 million and $209.6 million as of December 31, 2011 and June 30, 2011, respectively, of which $181.0 million and $161.5 million, respectively, are time deposits.

The following table sets forth the number of deposit accounts by type as of the date indicated:

Unaudited	December 31, 2011	June 30, 2011	December 31, 2010
Checking and savings accounts	17,866	16,105	15,064
Time deposits	15,194	16,793	13,997
Total number of deposits accounts	33,060	32,898	29,061

Average Balances, Net Interest Income, Yields Earned and Rates Paid
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three and six months ended December 31, 2011 and 2010:

Unaudited	For the three month period ended
	December 31,
	2011			2010
	(Dollars in thousands)
	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]
Assets:
Loans[3,4]	$1,583,265	$21,854	5.52%	$941,209	$14,237	6.05%
Federal funds sold	14,058	3	0.09%	8,916	3	0.13%
Interest-earning deposits in other financial institutions	290	—	—%	257	—	—%
Mortgage-backed and other investment securities[5]	507,087	6,747	5.32%	552,898	8,327	6.02%
Stock of the FHLB, at cost	15,384	12	0.31%	17,092	17	0.40%
Total interest-earning assets	2,120,084	28,616	5.40%	1,520,372	22,584	5.94%
Non-interest-earning assets	44,012			37,910
Total assets	$2,164,096			$1,558,282
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$458,661	$1,087	0.95%	$335,689	$731	0.87%
Time deposits	1,046,715	5,484	2.10%	702,016	4,584	2.61%
Securities sold under agreements to repurchase	130,000	1,446	4.45%	130,000	1,447	4.45%
Advances from the FHLB	307,663	1,475	1.92%	232,696	1,663	2.86%
Other borrowings	5,155	38	2.95%	5,169	36	2.79%
Total interest-bearing liabilities	1,948,194	9,530	1.96%	1,405,570	8,461	2.41%
Non-interest-bearing demand deposits	20,480			10,385
Other non-interest-bearing liabilities	15,071			6,546
Stockholders’ equity	180,351			135,781
Total liabilities and stockholders’ equity	$2,164,096			$1,558,282
Net interest income		$19,086			$14,123
Interest rate spread[6]			3.44%			3.53%
Net interest margin[7]			3.60%			3.72%
 __________________________

1.	Annualized.

2.	Average balances are obtained from daily data.

3.	Loans include loans held for sale, loan premiums and unearned fees.

4.
Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $33.9 million of Community Reinvestment loans which are taxed at a reduced rate.

5.	Includes $5.5 million of municipal securities which are taxed at a reduced rate.

6.	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

7.	Net interest margin represents net interest income as a percentage of average interest-earning assets.

	For the six month period ended
	December 31,
	2011			2010
	(Dollars in thousands)
	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]
Assets:
Loans[3,4]	$1,517,096	$42,605	5.62%	$884,734	$27,086	6.12%
Federal funds sold	12,522	4	0.06%	9,552	6	0.13%
Interest-earning deposits in other financial institutions	260	—	—%	186	—	—%
Mortgage-backed and other investment securities[5]	511,759	13,750	5.37%	561,429	16,543	5.89%
Stock of the FHLB, at cost	15,436	22	0.29%	17,449	38	0.44%
Total interest-earning assets	2,057,073	56,381	5.48%	1,473,350	43,673	5.93%
Non-interest-earning assets	44,988			35,420
Total assets	$2,102,061			$1,508,770
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$409,480	$1,903	0.93%	$361,425	$1,567	0.87%
Time deposits	1,053,965	11,195	2.12%	643,525	8,975	2.79%
Securities sold under agreements to repurchase	130,000	2,891	4.45%	130,000	2,891	4.45%
Advances from the FHLB	306,799	3,055	1.99%	218,799	3,369	3.08%
Other borrowings	5,155	74	2.87%	5,162	76	2.94%
Total interest-bearing liabilities	1,905,399	19,118	2.01%	1,358,911	16,878	2.48%
Non-interest-bearing demand deposits	14,006			8,725
Other non-interest-bearing liabilities	14,298			6,697
Stockholders’ equity	168,358			134,437
Total liabilities and stockholders’ equity	$2,102,061			$1,508,770
Net interest income		$37,263			$26,795
Interest rate spread[6]			3.47%			3.45%
Net interest margin[7]			3.62%			3.64%
  __________________________

1.	Annualized.

2.	Average balances are obtained from daily data.

3.	Loans include loans held for sale, loan premiums and unearned fees.

4.
Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $33.9 million of Community Reinvestment loans which are taxed at a reduced rate.

5.	Includes $5.5 million of municipal securities which are taxed at a reduced rate.

6.	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

7.	Net interest margin represents net interest income as a percentage of average interest-earning assets.